ACQUISITION (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
ACQUISITION
NOTE 3 -	ACQUISITIONS

a.	Limco-Piedmont

As of December 31, 2011, TAT owned 100% of its U.S. subsidiary Limco-Piedmont.

(1)
In July 2, 2009, TAT completed a merger with Limco-Piedmont. As part of the merger, TAT acquired the entire remaining shares of Limco-Piedmont held by Limco-Piedmont's public shareholders in exchange for 2,520,372 newly issued shares of TAT. Following the acquisition, Limco-Piedmont became a private company wholly-owned by TAT. Upon the merger's completion, Limco-Piedmont's public shareholders held approximately 27.8% of TAT's issued share capital.

The transaction was accounted for by the Company in accordance with ASC 810 "Consolidation" (see note 2(c)) whereby a changes in a TAT's ownership interest while TAT retains its controlling interest be accounted for as equity transactions.

Accordingly, the Company carried the difference between the Non controlling interest obtained and those disposed of to a capital reserve recorded in the consolidated statement of changes in equity under "additional paid in capital". As part of the merger mentioned above, all of Limco - Piedmont's outstanding share options at the time of the merger were cancelled, See note 14(d)(4).

(2)
On January 29, 2009, Limco-Piedmont's board of directors decided on a plan to relocate the Limco plant in Oklahoma to the Piedmont site in North Carolina in order to achieve cost-effectiveness in joint fixed expenses and to create operating synergy. On July 29, 2009, TAT announced that it had decided not to pursue the plant relocation process. During 2009, an amount of approximately $ 604 was recorded in the income statement in respect of the proposed relocation activity.

b.	Acquisition of stocks of FAvS

On December 4, 2009, the Company, through its subsidiary Piedmont, signed an investment agreement with FAvS. According to the agreement Piedmont was issued 288,334 shares of Class B Common stock of FAvS representing 37% of FAvS' then share capital (share amount adjusted as result of a 1 for 20 reverse stock split) and $ 750 of FAvS Preferred stocks (entitled to cash dividends at an annual rate of 12% payable quarterly or to additional Preferred stocks at an annual rate of 15%) in return for Piedmont's propeller and parts businesses. The net assets value as of December 4, 2009, of the propeller and parts businesses was $4,325, the fair value of FAvS' Common stocks and Preferred stocks was $8,931 (including businesses' acquisition expenses of $200). Accordingly, the Company recorded the difference of $4,400 as capital gain.

On the date of the above mentioned transaction, FAvS also signed an agreement to purchase all the assets and liabilities of Aerospace Turbine Rotables ("AeTR"). AeTR specializes in renovation and repair of landing gear, safety equipment and hydraulic and electrical components for corporate, regional and military aircraft. Piedmont also provided a guarantee for a period of one year (later renewed for an additional period) and up to $ 7,000 in respect of FAvS' debt in connection with the acquisition of AeTR (see also note 13(e)).

On October 1, 2010, Piedmont agreed to extend the guarantee for $6,600, by providing a letter of credit to the lender of FAvS. The renewed guarantee was for a period of 15 months ending December 31, 2011 and its amount was to be  reduced as such debt amortizes in increments of $100 per month. Piedmont was also granted a second lien on the assets of FAvS to secure the repayment obligations of FAvS in the event that the letter of credit is drawn upon. Piedmont also entered into an inter creditor agreement with the lender to FAvS which will subordinate Piedmont's claims if the letter of credit is drawn upon to the obligations of FAvS to the lender. The said guarantee was further extended and amended following the settlement agreement entered between FAvS and the Company, as described further below.

FAvS' shares are quoted over the counter (OTC) at the PINKSHEET stock market (PINKSHEET: FAVS.PK). FAvS' share value as of the transaction closing date (December 4, 2009) and as of December 31, 2009, 2010 and 2011 was $17.8, $15.0, $12.4 and $5.45, respectively (share value adjusted as result of a 1 for 20 reverse stock split).The Company believes that the share value does not reflect the fair value of FAvS' share, due to very low trading volume in FAvS' shares that do not comprise an active market. Based on an appraisal performed by management with the assistance of a third party valuation, which included a number of factors, management determined the fair value of FAvS for the above mentioned transaction. According to the valuation, FAvS' fair value amounted to $22,549 as of December 4, 2009, based on which the Company recorded as $4,400 of capital gain.

A commercial dispute existed between Piedmont and FAvS relating to the propeller maintenance business which had been contributed to FAvS by Piedmont, as part of the transaction discussed above.  The commercial dispute began in April 2010 when a customer of the propeller maintenance business requested reimbursement from FAvS for damages to certain propellers. FAvS then sought reimbursement from Piedmont for such amounts.  Although Piedmont rejected all of FAvS' claims with regards to Piedmont's responsibility for the claimed damages, in July 2010, the parties reached an agreement pursuant to which Piedmont loaned $700 to FAvS and agreed to bear a portion of the additional cost of the replacement of propeller blades that FAvS would be responsible for. In exchange FAvS agreed to waive all claims against Piedmont with respect to such customer. Such loan was subsequently forgiven.

Notwithstanding such waiver, in the last quarter of 2010, FAvS again asserted claims against Piedmont relating to the propeller maintenance business including claims not previously asserted. After reviewing this issue during the 2010 fourth quarter and thereafter, the Company estimated the additional liability it may bear and accordingly wrote off the loan and recorded an accrual, covered its potential cost in connection with this matter.

In order to settle the commercial dispute that existed between TAT's subsidiary, Piedmont and FAvS, on June 30, 2011, Piedmont and FAvS entered into a Settlement Agreement and Release (the "Settlement Agreement"). Pursuant to the Settlement Agreement, each party fully released the other party and acknowledged that the settlement was a compromise of disputed claims and was not to be construed as an admission of liability or wrongdoing.  In addition, each party agreed not to disparage the other and Piedmont paid an aggregate additional amount of $700 to FAvS (which amount had been fully reserved during 2010).

Simultaneously with the execution of the Settlement Agreement, the Chief Executive Officer and controlling stockholder of FAvS ("FAvS CEO"), purchased 166,113 shares of Class A Common Stock of FAvS at a price of $18.06 per share (share amount and price per share adjusted as result of a 1 for 20 reverse stock split), for an aggregate amount of $3,000, while diluting Piedmont's interest in FAvS from 36.6% to 30.3% (30.02% as of December 31, 2011). In addition, Piedmont agreed to extend its guarantee of the bank debt incurred by FAvS to fund the AeTR transaction through June 30, 2013 and to continue to provide a letter of credit to secure such guarantee.  The amortization schedule for such debt was revised so that no amortization will occur until June 30, 2012. Thereafter the debt will amortize at the rate of $200 per month. As of December 31, 2011, the guarantee amount is $5,800. Piedmont secured an amount of $2,900 as of December 31, 2011, in respect of this guarantee.

The Stockholders Agreement entered into in 2009 between Piedmont and FAvS CEO was also amended to delete the reciprocal drag along rights and to provide that Piedmont may designate one member to the Board of Directors of FAvS (rather than the two members provided in the original agreement). Finally, the Rights Agreement entered into in 2009 between Piedmont and FAvS was amended so that Piedmont's right to approve certain material corporate actions by FAvS has been limited to the right to approve contracts or agreements with affiliates of FAvS. The amendment also provided that the approval of Piedmont would not be required if FAvS seeks to raise additional capital from FAvS CEO as long as the consideration that was paid by FAvS CEO was not less than the consideration that would have been paid by a third-party in an arms-length transaction and would have been a fair, equitable and reasonable consideration under the circumstances.

In connection with the Settlement Agreement and the dilution in Piedmont's interest in FAvS, the Company recorded, at June 30, 2011, a gain in the amount of $240 related to the $3,000 capital investment in FAvS by FAvS CEO which was at a higher share price than recorded at Piedmont books.

Financial information

FAvS audited consolidated financial statements, as of December 31, 2010, signed on March 25, 2011, included a restatement on FAvS' 2009 financial statements in connection with the FAvS - Piedmont transaction. The restatement that was recorded by FAvS management in its financial statements was based on FAvS claims related to the commercial dispute as discussed above. FAvS restated the original transaction by accruing losses in its business combination accounting and not recording a loss as a result of the events as described.

Management was of the opinion that the restatement as reported in FAvS consolidated financial statements for 2010 was incorrect. The restatement related to a specific contract transferred as part of the FAvS - Piedmont transaction to FAvS, which FAvS claimed to have turned out to be a loss contract.

Management believed that the loss incurred by this maintenance contract is an event that occurred only after its 2009 financial statements were issued, and it did not and could not know that this contract would result in a loss at the time that the Company's audited financial statements for 2009 were issued. Management believes such losses, should have been recorded in 2010. As a result, management revised the 2010 financial statements of FAvS in determining the amounts of losses recorded in 2010 and performed an impairment test as of December 31, 2010, on its investment in FAvS. The Company recorded an impairment charge of $1,813 in its investment in FAvS as of December 31, 2010, based on this impairment test, which was performed by management with the assistance of a third party valuation firm.

Below is a table that presents the impact of the adjustment that was done by the Company's management to record the losses, recorded by FAVS as a restatement to its 2009 financial statements, in the year ended December 31, 2010.

	As reported by FAvS	Adjustment		As used to report FAvS based on Equity Method

Net sales	$128,463			$128,463
Cost of sales	103,392	2,806	(1)	106,198
Gross profit	25,071			22,265
Operating expenses	23,996			23,996
Impairment of goodwill	-	3,715		3,715
Income (loss) from operations	1,075			(5,446)
Non-operating income (expense), net	(2,250)			(2,250)
Loss before income taxes	(1,175)			(7,696)
Income tax provision	(16)			(16)
Net loss	(1,191)			(7,712)
Dividends on preferred stock	(219)			(219)
Loss attributable to common stockholders	$(1,410)			$(7,931)

(1)	Represents the adjustments to inventories ($487) and accrued losses on the contract ($2,319).

A reconciliation of the share in income (loss), impairment of investment in FAvS and gain from dilution for each of the years ended December 31, 2011 and 2010:

	Year ended December 31,
	2011	2010

Share in income (loss) related to common stockholders	$218	$(2,904)
Share in income related to preferred stock	113	122
Amortization of purchase price fair value adjustment	-	85
Impairment of investment	-	(1,813)
Gain from dilution of interests in affiliated company	240	-
	$571	$(4,510)